UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006

SUMMIT BANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia	000-21267	58-1722476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4360 Chamblee-Dunwoody Road, Atlanta, Georgia 30341
(Address of Principal Executive Offices)

(770) 454-0400
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 6, 2006, representatives of Summit Bank Corporation made a presentation at the Southeast Super Community Bank Conference in Atlanta, Georgia. The materials used in the presentation are attached to this Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

Exhibit 99	Presentation dated February 6, 2006 (Furnished, but not “filed” for purposes of liability under Section 18 of the Securities Exchange Act of 1934, as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT BANK CORPORATION

DATE: February 6, 2006	By:	/s/ Thomas J. Flournoy
Thomas J. Flournoy
Executive Vice President and Chief Financial Officer